Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vistula Communications Services, Inc. (the “Company”) on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George R. Vaughn, Chief Financial Officer of the Company, certify, to my best knowledge and belief, pursuant to 18 U.S.C.§ 1350, adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1)             the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)             the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George R. Vaughn
George R. Vaughn
Chief Financial Officer

Dated: March 31, 2006

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Vistula Communications Services, Inc. and will be retained by Vistula Communications Services, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.